COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                                   DYAX CORP.


                                   DYAX CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                     CUSIP  26746E  10  3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

    FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

DYAX CORP. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware, the Restated Certificate of Incorporation and Restated By-Laws of the Corporation and all amendments thereto, to which the holder of this certificate by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                           Dated:

SEAL


------------------------------           --------------------------------
          PRESIDENT                                  TREASURER

                                         Countersigned and Registered
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                 New York, NY

                                                            Transfer Agent
                                                            and Registrar


                                         By
                                           -------------------------------------
                                                            Authorized Signature

         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON REQUEST, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common          UNIF GIFT MIN ACT - _____________ Custodian ______________
TEN ENT -  as tenants by the entireties                           (Cust)               (Minor)
JT TEN  -  as joint tenants with
           right of survivorship and                   under Uniform Gifts to Minors
           not as tenants in common
                                                       Apt_______________________________________
                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

         For value received, __________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

         ------------------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated
               ------------------------


        ------------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:




--------------------------------------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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